UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 14, 2021

APi Group Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39275	98-1510303
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Old Highway 8 NW New Brighton, MN	55112
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (651) 636-4320

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	APG	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 14, 2021, APi Group Corporation (the “Company”) held its 2021 Annual Meeting of Stockholders in a virtual format. At the 2021 Annual Meeting of Stockholders, the stockholders voted on (i) the election of nine director nominees (Proposal 1), (ii) the approval, on an advisory basis, of the compensation of the Company’s named executive officers (Proposal 2) and (iii) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2021 fiscal year (Proposal 3).

Proposal 1

The stockholders voted in favor of the election of the following director nominees as directors for a term of office expiring at the 2022 Annual Meeting of Stockholders and, in each case, until his or her successor is duly elected and qualified.

	For	Against	Abstain	Broker Non-Vote
Sir Martin E. Franklin	155,022,605	3,132,003	5,461	15,797,233
James E. Lillie	157,858,446	296,373	5,250	15,797,233
Ian G.H. Ashken	125,836,295	32,318,327	5,447	15,797,233
Russell A. Becker	157,843,126	313,275	3,668	15,797,233
Anthony E. Malkin	156,489,379	1,634,005	36,685	15,797,233
Thomas V. Milroy	157,332,558	790,839	36,672	15,797,233
Lord Paul Myners	110,716,968	47,399,490	43,611	15,797,233
Cyrus D. Walker	124,915,386	33,201,085	43,598	15,797,233
Carrie A. Wheeler	156,205,146	1,910,406	44,517	15,797,233

Proposal 2

The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Vote
154,162,781	3,813,489	183,799	15,797,233

Proposal 3

The stockholders approved the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2021 fiscal year.

For	Against	Abstain	Broker Non-Vote
172,803,396	1,147,385	6,521	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

API GROUP CORPORATION
By:	/s/ Thomas Lydon
Name Thomas Lydon
Title: Chief Financial Officer

Date: July 16, 2021